UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2026

Vestand Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41494	87-3941448
(State or other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

104 Apple Blossom Cir.

Brea, CA 92821

(Address of principal executive offices and zip code)

(562) 727-7045

(Registrant’s telephone number, including area code)

Yoshiharu Global Co.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value	VSTD	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On May 21, 2026, Vestand Inc. (the “Company”), entered into a Financing Agreement (the “Financing Agreement”) with Min Gan Zhe Investment Limited, a Hong Kong corporation (the “Investor”) pursuant to which the Investor agreed to provide an aggregate financing in the amount of $1,000,000 (the “Financing”), consisting of (i) a $500,000 equity investment in the Company’s Class A Common Stock (the “Equity Financing”) pursuant to a Securities Purchase Agreement, and (ii) a $500,000 loan (the “Loan”) pursuant to a Loan Agreement.

The Financing Agreement also contains customary representations, warranties and agreements.

Pursuant to the Financing Agreement, the Company and the Investor entered into a Securities Purchase Agreement on May 21, 2026 (the “SPA”), wherein the Investor agreed to provide the Equity Financing in exchange for 1,347,708 shares of the Company’s Class A Common Stock (the “Shares”) at a purchase price of $0.371 per share, representing an approximate 30% discount to the average closing price of the Company’s Class A Common Stock over the five consecutive trading days from May 13, 2026 through May 19, 2026.

The SPA contains customary representations, warranties, agreements, and closing conditions.

In accordance with the Financing Agreement, the Investor agreed to provide the Loan to the Company pursuant to a Loan Agreement dated May 21, 2026, among the Company, the Investor, and Vestand Korea Co., Ltd. (“Vestand Korea”), including the accompanying (i) Secured Promissory Note dated May 21, 2026, among the Company, the Investor, and Vestand Korea (the “Note”), and (ii) Security Agreement dated May 21, 2026, between the Company and the Investor (the “Security Agreement”) (the Loan Agreement, Note, and Security Agreement are collectively referred to as the “Loan Documents”).

The Loan is secured by a loan receivable owing to the Company, including the principal and interest, pursuant to that certain Loan Agreement, dated October 10, 2025, between the Company and Vestand Korea (the “Collateral”). The Loan is not convertible into any shares of capital stock or other equity securities of the Company, bears interest at a rate equal to 8% per annum compounded annually on the basis of a 365-day year, and has a maturity date of November 10, 2026. Upon the occurrence of an Event of Default (as provided in the Loan Agreement and Note), the Note may be accelerated and all unpaid principal and accrued interest shall become due and payable, and, at any time thereafter, the Investor may proceed to collect such outstanding principal and accrued interest. Pursuant to the Security Agreement, the Investor may also, upon the occurrence of an Event of Default, exercise customary secured creditor remedies against the Collateral, including taking possession of the Collateral, requiring the Company to deliver the Collateral, removing and disposing of the Collateral, and selling or otherwise transferring the Collateral through public or private sale.

The Loan Documents also contain customary representations, warranties, and agreements.

The Company intends to use the proceeds of the Financing for working capital, audit costs, costs for reporting with the U.S. Securities and Exchange Commission (the “SEC”), Nasdaq Stock Market compliance costs, operating expenses, payment of professional fees, debt obligations, and other general corporate purposes, as approved by the Company’s management and its Board of Directors.

The foregoing descriptions of the Financing Agreement, the SPA, and the Loan Documents do not purport to be complete and are qualified in their entirety by reference to the full text of such agreements, copies of which are filed as Exhibits 10.1, 10.2, 10.3, 10.4, and 10.5 hereto and are incorporated by reference herein.

Item 2.03. Creation of a Direct Financial Obligations or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information regarding the Loan Documents contained under Item 1.01 above is hereby incorporated by reference into this Item 2.03.

Item 3.02. Unregistered Sales of Equity Securities.

The information contained in Item 1.01 of this Current Report on Form 8-K regarding the SPA and Equity Financing is incorporated by reference into this Item 3.02.

Based in part upon the representations of the Investor in the SPA, the offering and sale of the Shares are exempt from registration under Rule 903 of Regulation S promulgated under the Securities Act of 1933 (the “Act”). The sale of the Shares by the Company in the Equity Financing will not be registered under the Act or any state securities laws and such shares may not be offered or sold in the United States absent registration with the SEC or an applicable exemption from the registration requirements. The sale of such Shares will not involve a public offering and will be made without general solicitation or general advertising. In the SPA, the Investor represented, among other things, that it is a “non-U.S. person” as defined under Regulation S, that it is not acquiring the Shares for the account or benefit of a U.S. Person, and that it is acquiring the Shares for investment purposes only and not with a view to any immediate resale, distribution, or other disposition of the Shares.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve substantial risks and uncertainties. Any statements in this Current Report on Form 8-K about the Company’s future expectations, plans and prospects, including but not limited to statements about the Company’s expected uses of proceeds of the Financing, and other statements containing the words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “likely,” “would,” “could,” “should,” “continue,” and similar expressions constitute forward-looking statements. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, any of which could cause the Company’s actual results to differ from those contained in the forward-looking statements discussed in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, and subsequent reports filed with the SEC. These forward-looking statements represent the Company’s views as of the date of this Current Report on Form 8-K and should not be relied upon as representing the Company’s views as of any date subsequent to the date hereof. The Company does not assume any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

No Offer or Solicitation

This Current Report on Form 8-K is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction where such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of that jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Act or an exemption from such requirements.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

10.1	Financing Agreement dated May 21, 2026, between Vestand Inc. and Min Gan Zhe Investment Limited
10.2	Securities Purchase Agreement dated May 21, 2026, between Vestand Inc. and Min Gan Zhe Investment Limited
10.3	Loan Agreement dated May 21, 2026, among Vestand Inc., Min Gan Zhe Investment Limited, and Vestand Korea Co., Ltd
10.4	Secured Promissory Note dated May 21, 2026, among Vestand Inc., Min Gan Zhe Investment Limited, and Vestand Korea Co., Ltd
10.5	Security Agreement dated May 21, 2026, between Vestand Inc. and Min Gan Zhe Investment Limited
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 28, 2026

VESTAND INC.

By:	/s/ Jiwon Kim
Name:	Jiwon Kim
Title:	Chief Executive Officer